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                                                                Exhibit 10.8.3.3

                         AMENDMENT NUMBER ONE TO GOOGLE
                               SERVICES AGREEMENT

This Amendment Number One to the Google Services Agreement ("AMENDMENT ONE") is entered into as of July 26, 2004 (the "AMENDMENT ONE EFFECTIVE DATE") by and between Focus Interactive, Inc. a Delaware corporation, with its principal place of business at One Bridge Street, Suite 42, Irvington, NY 10533 (f/k/a The Excite Network, Inc. "Customer"), and Google Inc., a Delaware corporation, with its principal place of business at 1600 Amphitheatre Parkway, Mountain View, California 94043 and the successor by merger to Google Technology Inc. ("Google").

A. WHEREAS, Customer and Google entered into that certain Google Services Agreement effective May 23, 2003 (the "GSA"), together with an Order Form of even date therewith ("ORDER FORM"), as amended (collectively, the "ORIGINAL AGREEMENT") pursuant to which Google provides Customer with certain Services (as defined therein); and

B. WHEREAS, Google has [*] a [*] in the [*] that is [*] that [*]. These [*] include but are not limited to [*].

C. WHEREAS, Google does not wish to [*], and has therefore developed [*] (defined below) to [*] in connection therewith.

D. WHEREAS, Google believes that these [*] are necessary to [*] in a manner that is [*]; and to [*], which are [*].

E. WHEREAS, Customer and Google now desire to amend the Original Agreement through this Amendment One with respect to certain terms, but in all other respects the Original Agreement shall continue in full force and effect. The Original Agreement and this Amendment One are collectively referred to herein as the "AGREEMENT."

      NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows.

1.    Amendments. The Original Agreement will be modified as follows:

      1.1. Delete the second sentence of Section 1.3.3 in its entirety and replace with the following:

            "Furthermore, Customer agrees to comply with the terms and conditions of Exhibit H attached hereto, as such Exhibit may be updated as permitted therein (the "Client Application Guidelines").

      1.2. Delete clause (iv) of the second sentence of Section 1.3.6.1 of the Agreement and the third sentence of Section 1.3.6.1 of the Agreement in their entirety and replace with the following:

            "(iv) otherwise comply with the terms and conditions of this Agreement, including without limitation the Guidelines and the Client Application Guidelines."

      1.3. Delete clause (iv) of the first sentence of Section 1.3.6.2 of the Agreement in its entirety and replace with the following:

            "(iv) [*]."

      1.4. Add the following terms and conditions as a new Section entitled Addendum A:

            "[*]. Notwithstanding anything to the contrary contained in this Agreement, Customer agrees that it shall: (i) [*]; and (ii) [*]

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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            [*] In the event that Google receives a material number of complaints from persons who reasonably claim to have interacted with [*] which reasonably claim that [*] ("COMPLAINTS"), and Google reasonably believes from such Complaints that [*], then Google may provide Customer with written notice of such reasonable belief (a "COMPLAINT NOTICE"). The Complaint Notice shall include a [*] as described above and [*] which relate to the [*]. The parties agree that Complaints that are the subject of a Google Complaint Notice [*]; provided, however, Google may [*] in providing Customer with a Complaint Notice (e.g., Google shall [*]). Immediately upon Customer's receipt of the Complaint Notice, the parties shall [*] following Customer's receipt of the Complaint Notice (the "[*]") to [*]. Google shall provide such information and other assistance [*] in order to [*] such Complaints during the [*]). Immediately upon expiration of the [*], if Google has [*], then Customer shall have a period of [*] shall include, without limitation, any of the following: (A) [*], (B) [*], or (C) [*]. Within [*] days of the [*], Customer shall provide Google with written notice that [*]. In the event that Customer notifies Google that [*] then, within [*], Google may provide Customer with written notice that [*]. A [*] shall be deemed effective only if it includes the [*] (e.g., [*] which demonstrate that the [*]). If Google does not provide a [*] during such [*] period, the Complaints shall be [*]. If Google provides Customer with a [*], then Customer shall have a period of [*] (the "[*]") following receipt of the [*] to demonstrate [*] that there [*]. In the event that Google [*] by the [*] (e.g., [*] which demonstrate that the [*]), then Customer shall [*].

            Notwithstanding anything in the Agreement to the contrary, Customer represents that [*].

            [*]: Notwithstanding anything to the contrary contained, Customer agrees to [*], including [*], from (1) [*], (2) [*], and (3) [*]
            (collectively, the "[*]") as soon as practicable following the Amendment One Effective Date, but in no event later than the last day of the Compliance Period (as defined below).

            Commencing as of the Amendment One Effective Date, Customer shall make good faith efforts to determine whether Customer can or will elect to bring the [*] into compliance with the Client Application Guidelines and provide Google with written notice to such effect ("[*] DECISION NOTICE") as soon as practicable, but in any event no later than [*] from the Amendment One Effective Date (the "[*] NOTIFICATION PERIOD"). During the [*] Notification Period, Customer shall be permitted to use Google Services in accordance with the terms of the Original Agreement.

            If in the [*] Decision Notice, Customer elects to bring all [*] into compliance with the Client Application Guidelines and continue distributing [*], then Customer shall make good faith efforts to bring such [*] into compliance with such Client Application Guidelines as soon as practicable, but in no event later than the date that is [*] from the Amendment One Effective Date ("COMPLIANCE PERIOD"); provided, however, that: (i) commencing at the end of the Compliance Period, Customer shall ensure that only [*] that are in compliance with the Client Application Guidelines with respect to [*] shall be allowed to [*], (ii) prior to the end of the Compliance Period, Customer shall provide Google with written notice of the [*], (iii) prior to the end of the Compliance Period, Customer shall no longer permit [*], (iv) Customer shall continue to have the right to access and use the Services, including the use of [*], as described in the Agreement only through the Compliance Period; and
            (v) Google's exclusivity with respect to providing Sponsored Links pursuant to Section 1.3.7 [*] shall remain intact. Customer shall [*] by the end of the Compliance Period. Notwithstanding anything to the contrary contained herein, if at the end of the Compliance Period Customer has failed to bring all [*] into compliance with the Client Application Guidelines, Google

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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            shall provide Customer with written notice to such effect ("[*]
            FAILURE TO COMPLY NOTICE") and Customer shall cease all use of the Google Services in connection with such [*] as soon as practicable, but in no event later than [*] from the end of the Compliance Period.

            If in the [*] Decision Notice, Customer elects to not bring the [*] into compliance with the Client Application Guidelines, Customer shall (x) [*]; (y) [*], in both cases as soon as practicable, but in no event later than the end of the Compliance Period; and (z) Google's exclusivity with respect to [*] shall terminate [*]. For the avoidance of doubt and by way of example, Google's exclusivity will terminate with respect to the [*] as of the date that Customer ceases to use [*] and will terminate with respect to a [*] as of the date that Customer ceases to use all [*]."

2. Services Term. The section of the Order Form entitled "Initial Services Term" is hereby deleted and replaced with the following:

      "INITIAL SERVICES TERM. From the GSA Effective Date to December 31, 2007"

3. Change to Order Form Terms and Conditions. The parties agree that the second sentence of Section 2 (Services Term) of the GSA Order Form Terms and Conditions is hereby deleted.

4. Miscellaneous. In the event of any conflict between the terms of the Original Agreement, and this Amendment One, this Amendment One shall control. This Amendment One may be executed in counterparts, including facsimile counterparts. Except as modified here, the Original Agreement will remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment One by persons duly authorized as of the date first written above.

Customer: FOCUS INTERACTIVE, INC.                          GOOGLE INC.

By: /s/ Brett Robertson                               By: /s/ Joan Braddi
    ---------------------------                           ----------------------
Name: Brett Robertson                                 Name: Joan Braddi

Title: General Counsel                                Title: VP Search Services

Date:                                                 Date:

Fax:                                                  Fax: [*]

Ask Jeeves, Inc. hereby guarantees Customer's performance under the Agreement, including this Amendment One, and will cause its affiliates to comply with the terms of the Agreement applicable to Customer, including, without limitation, the provisions of Addendum A.

ASK JEEVES, INC.

By: /s/ Brett Robertson
    ---------------------------
Name: Brett Robertson

Title: General Counsel

Date:

Fax:

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                    EXHIBIT H

   POLICY GUIDELINES FOR ACCESS OF GOOGLE SERVICES THROUGH CLIENT APPLICATIONS

                                       [*]

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.